Exhibit 32.1
CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “10-K Report”), that:
(1) The 10-K Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The undersigned have executed this Certification effective as of March 3, 2015.

/S/ OLIVER G. BREWER III
Oliver G. Brewer III President and Chief Executive Officer

/S/ BRADLEY J. HOLIDAY
Bradley J. Holiday Senior Executive Vice President and Chief Financial Officer